UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2020

STONEMOR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103159
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 1, 2020, StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), Cornerstone Family Services of West Virginia Subsidiary, Inc., a West Virginia corporation (“Cornerstone” and, collectively with the Partnership, the “Issuers”) and Wilmington Trust, National Association, as trustee, entered into the Third Supplemental Indenture (the “Supplemental Indenture”) to the indenture dated June 27, 2019 (the “Indenture”) with respect to the 9.875%/11.500% Senior Secured PIK Toggle Notes due 2024 (the “Notes”). Pursuant to the terms of the Supplemental Indenture:

1.	The following financial covenants were amended:

a.The Interest Coverage Ratio measurements at March 31, June 30 and September 30, 2020 were eliminated and replaced with a Minimum Operating Cash Flow covenant of $(25.0 million), $(35.0 million) and $(35.0 million), respectively;

b.The required Interest Coverage Ratios at December 31, 2020, March 31, 2021 and June 30, 2021 were reduced to 0.00x, 0.75x and 1.10x, respectively, from 1.15x, 1.25x and 1.30x; and

c.The Asset Coverage tests at March 31, June 30, September 30 and December 31, 2020 were reduced to 1.40x from 1.60x;

2.

The premium payable upon voluntary redemption of the Notes on or after June 27, 2021 and before June 27, 2022 was increased from 4.0% to 5.0% and the premium payable upon any such voluntary redemption on or after June 27, 2022 and before June 27, 2023 was increased from 2.0%  to 3.0%; and

3.

The Issuers agreed to use their best efforts to cause StoneMor, Inc. (the “Company”) to effectuate a rights offering on the terms described below as promptly as practicable with an expiration date no later than July 24, 2020 and to receive proceeds of not less than $8.2 million therefrom (in addition to the $8.8 million capital raise described below).

The foregoing amendments effected by the Supplemental Indenture will become operational when the Company raises an initial $8.8 million of equity capital, pays a $5 million consent fee to the holders of the Notes, of which $3.5 million will be paid in cash and $1.5 million will be paid by increasing the principal amount of the Notes outstanding, and satisfies other specified conditions.

Concurrently with the execution of the Supplemental Indenture, the Company entered into a letter agreement (the “Axar Commitment”) with Axar Capital Management, LP (“Axar”) pursuant to which Axar committed to (a) purchase shares of the Company’s Series A Preferred Stock with an aggregate purchase price of $8.8 million on April 3, 2020, (b) exercise its basic rights in the rights offering by tendering the shares of Series A Preferred Stock so purchased for shares of Common Stock and (c) purchasing any shares offered in the rights offering for which other stockholders do not exercise their rights, up to a maximum of an additional $8.2 million of such shares. The Company is not paying Axar any commitment, backstop or other fees in connection with the Axar Commitment.

Under the terms of the Supplemental Indenture and the Axar Commitment, the Company agreed to undertake an offering to holders of its Common Stock of transferable rights to purchase their pro rata share of shares of Common Stock with an aggregate exercise price of at least $17 million at a price of $0.73 per share.  The rights offering period, during which the rights will be transferable, will be no less than 20 calendar days and no more than 45 calendar days.  The Company agreed to use its best efforts to complete the rights offering with an expiration date no later than July 24, 2020.

The foregoing descriptions of the Supplemental Indenture and the Axar Commitment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Supplemental Indenture and the Axar Commitment, copies of which are included as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 2, 2020, the Company issued a press release that, among other matters, announced its financial results for the quarter and fiscal year ended December 31, 2019.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 7.01	Regulation FD Disclosure

As discussed above in Item 2.02, on April 2, 2020, the Company issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2019.  The press release also included information about the agreements discussed above in Item 1.01, the transaction described in Item 2.01 above and certain updates regarding the Company’s ongoing divestiture efforts and operational improvements as well as the Company’s response to the ongoing novel coronavirus pandemic.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
4.1	Third Supplemental Indenture dated as of April 1, 2020 by and among StoneMor Partners L.P. Cornerstone Family Services of West Virginia Subsidiary, Inc. and Wilmington Trust, National Association.

10.1	Letter Agreement dated April 1, 2020 between Axar Capital Management, LP and StoneMor Inc.

99.1*	Press Release dated as of April 2, 2020.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR INC.

Date: April 2, 2020	By:	/s/ Austin K. So
Austin K. So Senior Vice President, Chief Legal Officer and Secretary